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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                February 20, 2004
                Date of Report (Date of Earliest Event Reported)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
(as Depositor of Sequoia Mortgage Trust 7, the Issuer of Collateralized Mortgage
                Bonds under an Indenture dated as of May 1, 2002)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

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
                 Delaware                                 333-22681                         91-1771827
                 --------                                 ---------                         ----------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)    (I.R.S. Employer Identification No.)
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              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                                -----------------
                         (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS

            Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 7 (the "Bonds").

            The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, February 20, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2004

                                       SEQUOIA MORTGAGE FUNDING
                                       CORPORATION

                                       By:  /s/ Harold F. Zagunis
                                          --------------------------------------
                                          Harold F. Zagunis
                                          Chief Financial Officer, Treasurer
                                          and Secretary

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                                  EXHIBIT INDEX

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Exhibit Number                                                                                     Page Number
--------------                                                                                     -----------
10.1            Monthly Payment Date Statement relating to the distribution to
                Bondholders, February 20, 2004.................................................         5
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